EXHIBIT 99.1


                         REVOLVING CREDIT LOAN AGREEMENT


     THIS REVOLVING CREDIT LOAN AGREEMENT, is made this 5th day of May, 2003, by and between Kestrel Energy, Inc. (the "Borrower"), a Colorado corporation, and Barry D. Lasker ("Lender"), an individual.

                                    RECITALS

     A. WHEREAS, Borrower is desirous of borrowing sums from time to time up to an aggregate amount of Two Hundred Thousand Dollars ($200,000) from Lender in the form of a revolving line of credit;

     B. WHEREAS, Lender serves as the President and Chief Executive Officer of Borrower and Borrower is already indebted to Lender on account of unpaid wages and unreimbursed expenses advanced by Lender on Borrower's behalf in the approximate amount of $150,000 (the "Existing Debt"); and

     C. WHEREAS, Lender is willing to provide the above-described loans to Borrower on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties agree as follows:

     1. Terms of Revolving Credit. Subject to the terms and conditions of this Agreement, Lender hereby agrees to establish a revolving credit facility (hereinafter, the "Revolving Credit") in the maximum amount of Two Hundred Thousand Dollars ($200,000) in favor of Borrower on the following terms and conditions:

        a. The term of the Revolving Credit shall begin on the date hereof and shall end on the earlier to occur of two (2) years from the date of this agreement or the date which is mutually agreed upon by the Lender and the Borrower (the "Repayment Date").

        b. Concurrently herewith, Borrower shall execute a Revolving Credit Master Note of even date herewith in the form attached hereto as Exhibit A in favor of Lender in the face amount of $200,000 (the "Note"), payable on the Repayment Date.

        c. Advances under the Revolving Credit may be made, upon request of Borrower in accordance with the terms of this Agreement, at any time prior to the Repayment Date upon receipt by Lender of a request therefor signed by Borrower. At no time shall the aggregate obligation of Borrower to Lender, including the Existing Debt, exceed Two Hundred Thousand Dollars ($200,000) plus accrued but unpaid interest on amounts previously received. Borrower may at any time prior to the Repayment Date repay all or any part of said loans under the Revolving Credit and subsequently receive further advances, consistent with the terms and conditions hereof.

        d. Principal amounts due under the Revolving Credit, including the Existing Debt, shall bear interest and principal and interest shall be payable in accordance with the terms of the Note.

        e. Borrower may prepay under the Note at any time in any amount without premium or penalty.

        f. Amounts borrowed under the Revolving Credit shall be used for the purposes specified in Section 8.a(2) of this Agreement.

     2. Fees and Expenses. Borrower agrees to bear all legal expenses required for the preparation of this Agreement, the Note, and other documents in connection with this Revolving Credit and the making, protection, enforcement and collection of all amounts advanced under the Revolving Credit. These costs do not include, however, the fees of separate counsel for Lender, if any, or the costs and expenses incurred in enforcing the rights of Lender under this Agreement except upon the occurrence of an Event of Default (hereinafter defined).

     3. Promise to Pay, Conversion and Acceleration upon Termination of Employment. Borrower promises to pay to Lender when due, whether by normal maturity, acceleration or otherwise, the entire outstanding principal amount of the Revolving Credit, including the Existing Debt, together with interest, and all other amounts payable by Borrower to Lender hereunder, including costs of collection. Borrower also agrees that Lender may elect to convert all or any portion of the unpaid principal and interest owed under this Agreement and the
Note into shares of the Borrower's common stock at a conversion price of $.40 per share (the "Conversion Price"). Borrower further agrees that Lender shall have the right to accelerate the Repayment Date in the event of the termination of Lender's employment as President of Borrower for any reason to a date not sooner than six (6) months after the effective date of such termination of employment. In addition, Borrower agrees that in the event of a Change of Control of Borrower, Lender shall have the right to accelerate the Repayment Date to a date not sooner than thirty (30) days after the effective date of such Change of Control. For purposes hereof, a "Change of Control" shall be deemed to have occurred (a) if a person or group of persons (other than Lender or its affiliates) obtains sufficient shares of the Borrower's common stock that such person or group of persons has the ability, whether or not exercised, to call a meeting of Borrower's shareholders and elect a majority of the Borrower's board of directors or (b) if at any meeting of Borrower's shareholders a majority of the board of directors is elected which were not nominated by the nominating committee of the Borrower's board of directors or such board itself.

     4. Events of Default; Acceleration. Any or all of the liabilities of Borrower to the Lender in connection with the Revolving Credit shall, at Lender's option, be due and payable upon the occurrence of any of the following events of default (each of which shall be hereinafter referred to as an "Event of Default") ") and the failure by Borrower to cure such Event of Default within thirty (30) days of receipt of written notice from Lender of its intent to accelerate the repayment of the Note on account thereof: (a) default in the payment, when due or payable, of any obligation of Borrower under this Agreement or the Note; (b) failure of Borrower after reasonable written request by Lender to permit the inspection of books or records of Borrower at a reasonable time and place; (c) issuance of any injunction or of an attachment or judgment

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

against any property of Borrower securing the Note which is not discharged within ten (10) business days after issuance; (d) the insolvency of Borrower, or the filing of any bankruptcy, reorganization, debt arrangement or other proceeding or case against Borrower under any bankruptcy or insolvency law or commencement of any dissolution or liquidation proceeding against Borrower, any of which is either consented to or acquiesced in by Borrower or remains undismissed for thirty (30) days after the date of entry or the commencement by Borrower of a voluntary case under the federal bankruptcy laws or any state insolvency or similar laws, or the consent by Borrower to the appointment of a receiver, liquidator, assignee, trustee, custodian or similar official for Borrower or any of its property, as the case may be, or the making by Borrower of any assignment for the benefit of creditors; or (e) material failure of a "Condition of Lending" described hereinafter in Section 6. A violation or breach of a representation or warranty by the Borrower shall not constitute an Event of Default and will not excuse Lender from performance of its obligations hereunder but such violation or breach may entitle Lender to seek damages from Borrower resulting from such violation or breach.

     5. Waivers. Borrower waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, and all other action taken in reliance hereon and all other demands and notices of any type.

     6. Conditions of Lending. This Agreement and any and all advances under the Revolving Credit are and shall at all times be subject to the following:

        a. The representations and warranties of Borrower to Lender shall be materially accurate on the date hereof and on and as of the date of each advance under the Revolving Credit with the same effect as though such representations and warranties had been made on and as of such date.

        b. All covenants and agreements required to be performed by Borrower under this Agreement and under the Note shall have been materially performed to the reasonable satisfaction of Lender as and when required.

        c. On the date hereof and on and as of the date of each advance under the Revolving Credit no Event of Default shall have occurred and no condition, event or act which, with the giving of notice or the lapse of time or both, would constitute an Event of Default shall have occurred or shall exist.

        d. All legal details and proceedings in connection with the transactions contemplated by this Agreement shall be in form and substance reasonably satisfactory to Lender and its counsel.

     7. Borrower's Representations and Warranties. To induce Lender to enter into this Agreement, Borrower represents and warrants to Lender as follows:

        a. Existence; Power; Authority. Borrower is a corporation duly organized, validly existing and in good standing under the laws of Colorado. Borrower is duly and validly authorized by all necessary corporation action and has full power and authority to enter into this Agreement, to make the borrowings hereunder, to execute and deliver this Agreement and the


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

Note, and to perform and comply with the terms, conditions, and agreements set forth herein and therein.

        b. Binding Agreement. This Agreement constitutes, and the Note, when made and delivered for value received will constitute, the valid and legally binding obligations of Borrower, enforceable in accordance with their respective terms.

        c. No Conflicting Agreements. The execution of and performance under this Agreement and the Note and the borrowings hereunder and thereunder by the Borrower will not violate: (i) any statute, regulation or other provision of law; (ii) any order of a court or instrumentality of government having jurisdiction over the Borrower; (iii) any provision of the Articles of Incorporation of the Borrower; or (iv) any indenture, contract, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its property is bound. There are no provisions of any existing mortgage, deed of trust, contract, lease, or other agreement of any kind binding on the Borrower or affecting its business or property which would prohibit the execution, delivery or performance of the terms of this Agreement or the Note.

        h. Violation of Laws. Neither the consummation of this Agreement nor the use, directly or indirectly, of all or any portion of the proceeds of the Revolving Credit will violate or result in a violation of any provision of any applicable law or of any applicable order of, or restriction imposed by, any applicable governmental or regulatory entity or authority.

     8. Borrower's Covenants. Until all obligations and liabilities of Borrower to Lender under this Agreement and the Note have been paid and performed in full, Borrower shall keep and perform the following covenants, and does hereby covenant, agree and promise to Lender as follows:

        a. General Affirmative Covenants. Borrower shall, at all times during the term of the Revolving Credit and at all times that any advances hereunder are outstanding, do the following:

           (1) Insurance. After acquisition thereof, maintain adequate general public liability and other insurance on the collateral securing the Note as is customarily maintained by similar companies operating in the same vicinities as Borrower, and Borrower will upon request of Lender, deliver to Lender copies of the policies concerned.

           (2) Use of Proceeds. Use any and all amounts advanced under this Agreement solely for the working capital needs of Borrower.

           (3) Information. Furnish to Lender, promptly from time to time, such non-confidential information concerning the operations, business, affairs, and financial condition of the Borrower as Lender may reasonably request.

           (4) Books, Records, and Inspections. At all times (a) maintain complete and accurate books and records and (b) permit Lender to examine and inspect all properties, books, operations and records of Borrower at any reasonable time and from time to time wherever such properties, books, and records are located.

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

           (5) Events of Default. Promptly inform Lender of the occurrence of any Event of Default or the occurrence of any condition, event or act which, with the giving of notice or lapse of time or both, would constitute an Event of Default hereunder.

        b. Negative Covenant. Without the prior written consent of Lender, Borrower shall not at any time during the term of the Revolving Credit sell, sell and leaseback, mortgage, pledge or otherwise encumber or dispose of any of the collateral securing the Note, or permit any new liens or security interests to be placed thereon, except for Permitted Liens, as such term is defined in the Mortgage, Deed of Trust, Security Agreement, Assignment of Production and Financing Statement, of even date herewith, by Mortgagor for the use and benefit of Mortgagee.

     9. Jurisdiction and Venue. In any action brought by Lender under this Agreement, Borrower consents to the exercise of personal jurisdiction over it by the courts of the State of Colorado and agrees that venue shall be proper in any County of the State of Colorado or in the City and County of Denver, in addition to any other court where venue may be proper. Borrower waives and releases, to the extent permitted by law, all errors and all rights of exemption, appeal, stay of execution, inquisition and extension upon any levy on real estate or personal property to which the Borrower may otherwise be entitled under the laws of the United States of America now in force or which may hereafter be passed, as well as the benefit of any or every statute, ordinance, or rule of court which may be lawfully waived conferring upon Borrower any right or privilege of exemption, stay of exercise, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment.

    10. Notices. All notices, consents, approvals, requests, demands and other communications which are required or may be given hereunder shall be in writing and shall be duly given if personally delivered, sent by telefax, telegram or overnight courier or posted by U.S. registered or certified mail, return receipt requested, postage prepaid and addressed to the other parties at the addresses set forth below.

Lender

      Barry D. Lasker
      451 Brown Saddle Street
      Houston, Texas 77057

Borrower:

      Kestrel Energy, Inc.
      1726 Cole Boulevard, Suite 210
      Lakewood, Colorado 80401
      Attention: Timothy L. Hoops

Any party may from time to time change the address to which notices to it are to be sent by giving notice of such change to the other parties in the manner set forth herein. Notices shall be deemed given on the next business day following the day such notice is posted or sent by courier in the manner described above, and if sent by telefax or telegram, on the date such notice is sent,


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

and if delivered in person, on the date so delivered. Any notice period shall commence on the day such notice is deemed given. For the purposes of this Agreement, the term "business day" shall include all days other than Saturdays, Sundays and federal banking holidays.

    11. Security and Subordination. The debts evidenced by the Note shall be secured by a security interest in the oil and gas properties of Borrower listed on Exhibit B hereto, provided, however, that such security interest shall be subordinated to the existing security interest of Borrower's primary lender, currently R&M Oil and Gas, Ltd.

    12. Miscellaneous

        a. No Waiver. No failure or delay of any party hereto to exercise any right given to it hereunder, or to insist on strict compliance with any provision hereunder, shall constitute a waiver of such provision or of any other provision hereof, or a waiver of any breach, and no waiver of any provision or breach of any provision shall constitute a waiver of any other provision or breach or of any subsequent breach of the same provision. No waiver shall be effective unless in writing and signed by the party having the right to waive such provision.

        b. Survival. All covenants, agreements, representations and warranties made herein and in any other instruments or documents delivered pursuant hereto shall survive the execution and delivery of this Agreement and shall continue in full force and effect so long as any of the amounts due hereunder are outstanding and unpaid.

        c. Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, superseding all prior negotiations, correspondence, understandings and agreements, if any, between the parties; no amendment or modification of this Agreement shall be binding on the parties unless made in writing and duly executed by all parties. There are no oral or implied agreements and no oral or implied warranties between the parties hereto other than those expressed herein.

        d. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall not be assignable by the Borrower without the prior written consent of Lender.

        e. Headings. The section and other headings in this Agreement are for reference only and shall not limit or otherwise affect any of the terms hereof.

        f. Further Assurances and Corrective Instruments. The parties hereto agree to execute, acknowledge, seal and deliver, after the date hereof, without additional consideration, such further assurances, instruments and documents, and to take such further actions, as the parties hereto shall request in order to fulfill the intent of this Agreement and the transactions contemplated hereby.

        g. Severability. Any provision in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

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

        h. Expenses of Collection. Should this Agreement be referred to an attorney for collection, whether or not judgment has been confessed or suit has been filed, Borrower shall pay all of Lender's actual costs, fees (including reasonable attorneys' fees) and expenses resulting from such referral.

        i. Governing Law. This Agreement is made in and shall be governed by and construed and interpreted in accordance with this laws of the State of Colorado.


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

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal, with the intention of making it a sealed instrument, as of the day and year first above written.


BORROWER:

KESTREL ENERGY, INC.


By: /S/TIMOTHY L. HOOPS
   ------------------------------
    Timothy L. Hoops
    Operations Manager


LENDER:


/S/BARRY D. LASKER
---------------------------------
Barry D. Lasker


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


                                    EXHIBIT A

                          REVOLVING CREDIT MASTER NOTE


$200,000                                                     Lakewood, Colorado
                                                                    May 5, 2003


     FOR VALUE RECEIVED, the undersigned (hereinafter, the "Borrower") promises to pay to the order of Barry D. Lasker, an individual (hereinafter, "Lender") at Lender's offices at 451 Brown Saddle Street, Houston, Texas 77057 or at such other place as the holder of this Note may from time to time designate, in lawful money of the United States of America, the principal sum of Two Hundred Thousand Dollars ($200,000) (or so much thereof as has been advanced or re-advanced hereunder from time to time) together with interest thereon at the rate and upon the terms hereinafter provided. This promissory note (this "Note") is issued pursuant to the Revolving Credit Loan Agreement between the Borrower and the Lender of even date herewith (the "Loan Agreement") and is in all respect subject to the various terms and conditions described in the Loan Agreement. In addition, the following terms shall apply to this Note:

     1. Interest Rate. For the period from the date of this Note until the date on which the entire principal balance outstanding is paid in full (at stated maturity, on acceleration or otherwise), interest shall accrue on the principal balance from time to time outstanding at the rate of 10% per annum.

     2. Repayment. The entire amount of principal outstanding shall be due and payable on the Repayment Date (as hereafter defined). On the 15th day of each month that there is an outstanding balance under this Note Borrower shall make a monthly payment equal to the accrued interest on this Note as of that date. Any accrued but unpaid interest shall be due and payable on the Repayment Date (as hereinafter defined). For purposes of this Note, the "Repayment Date" is the earlier to occur of that date which is two (2) years following the date of this Agreement or the date which is mutually agreed upon by the Lender and the Borrower, including but not limited to any requirements for early repayment found in the Revolving Credit Loan Agreement between the parties of even date herewith (the "Loan Agreement").

     3. Calculation of Interest. Interest shall be calculated on the basis of a three hundred sixty five (365) days per year factor applied to the actual days on which there exists an unpaid principal balance. Interest shall be calculated by Lender and billed to Borrower for each appropriate period; provided, however, that failure of Lender to bill Borrower shall not relieve Borrower's payment obligations hereunder.

     4. Application of Payments. All payments made hereunder shall be applied first to late penalties or other sums owing the holder, next to accrued and unpaid interest, and then to principal.

     5. Optional Prepayment. Borrower may prepay this Note in whole or in part at any time or from time to time without penalty, additional interest or premium.

     6. Event of Default. As used herein the term "Event of Default" shall mean
(a) a failure to make any payment of any amount required to be paid pursuant to this Note on the date such payment is due under this Note; and (b) an Event of Default as such term is defined under the Loan Agreement.

     7. Late Payment Penalty. Should any payment of interest or principal and interest due hereunder be received by the holder of this Note more than ten (10) days after its due date, Borrower shall, in addition to the default interest rate, pay a late payment penalty equal to five percent (5%) of the amount overdue.

     8. Acceleration Upon Event of Default. Upon the occurrence of an Event of Default, Lender may, at its option, in its sole and absolute discretion and without notice or demand, declare the entire unpaid balance of principal plus accrued interest and any other sums payable hereunder immediately due and payable.

     9. Default Interest Rate. Upon the occurrence of an Event of Default, the rate of interest accruing on the disbursed unpaid principal balance shall automatically and without further action by Lender be increased to 18 % per annum, independent of whether Lender elects to accelerate the unpaid principal balance as a result of such default.

    10. Jurisdiction and Venue. In any action brought by Lender under this Agreement, Borrower consents to the exercise of personal jurisdiction over it by the courts of the State of Colorado and agrees that venue shall be proper in any County of the State of Colorado or in the City and County of Denver, in addition to any other court where venue may be proper. Borrower waives and releases, to the extent permitted by law, all errors and all rights of exemption, appeal, stay of execution, inquisition and extension upon any levy on real estate or personal property to which Borrower may otherwise be entitled under the laws of the United States of America now in force or which may hereafter be passed, as well as the benefit of any or every statute, ordinance, or rule of court which may be lawfully waived conferring upon Borrower any right or privilege of exemption, stay of exercise, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment.

    11. Interest Rate After Judgment. If judgment is entered against Borrower on this Note, the amount of the judgment entered (which may include principal, interest, default interest, late charges, fees and costs) shall bear interest at the highest rate authorized under this Note as of the date of entry of the judgment.

    12. Expenses of Collection. Should this Note be referred to an attorney for collection, whether or not judgment has been confessed or suit has been filed, Borrower shall pay all of Lender's actual costs, fees (including reasonable attorneys' fees) and expenses resulting from such referral.

    13. Waiver of Protest. Borrower hereby waives presentment, notice of dishonor and protest.

    14. Commercial Loan. Borrower acknowledges and warrants that this Note evidences a "commercial loan" and that the proceeds of the Note will be used for the sole purpose of


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

carrying on a business or commercial enterprise and not for personal, family, household or agricultural purposes.

    15. Waiver. No failure or delay by the holder hereof to insist upon the strict performance of any term, provision, or agreement of this Note, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, provision or agreement or of any such breach, or preclude the holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Note, the holder hereof shall not be deemed to have waived the right either to require prompt payment when due of all other amounts due under this Note, or to declare a default hereunder.

    16. Notices. All notices, consents, approvals, requests, demands and other communications which are required or may be given hereunder shall be in writing and shall be duly given if personally delivered, sent by telefax, telegram or overnight courier or posted by U.S. registered or certified mail, return receipt requested, postage prepaid and addressed to the other parties at the addresses set forth below.


If to the Lender:

      Barry D. Lasker
      451 Brown Saddle St.
      Houston, Texas 77057

If to the Borrower:

      Kestrel Energy, Inc.
      1726 Cole Boulevard, Suite 210
      Lakewood, Colorado 80401
      Attention:  Timothy Hoops

Any party may from time to time change the address to which notices to it are to be sent by giving notice of such change to the other parties in the manner set forth herein. Notices shall be deemed given on the next business day following the day such notice is posted or sent by courier in the manner described above, and if sent by telefax or telegram, on the date such notice is sent, and if delivered in person, on the date so delivered. Any notice period shall commence on the day such notice is deemed given. For the purposes of this Agreement, the term "business day" shall include all days other than Saturdays, Sundays and federal banking holidays.

    17. Headings. The section headings in this Note are for reference only, and shall not limit or otherwise affect any of the terms hereof.

    18. Choice of Law. This Note is executed in and shall be governed, construed and enforced in accordance with the laws of the State of Colorado.

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

    19. Binding Effect. This Note shall be binding upon Borrower and its successors and assigns.

    IN WITNESS WHEREOF, the undersigned has executed this Note under seal, with the intention that it be a sealed instrument on the day and year first above written.



                                          BORROWER:

                                          Kestrel Energy, Inc.

                                          By: /S/TIMOTHY L. HOOPS
                                             -------------------------------
                                                Timothy L. Hoops
                                                Operations Manager


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

                                    EXHIBIT B


All right title and interest of Kestrel Energy, Inc. in the Pierce, Kicker Draw, Deep Draw, and Simpson (Neta) Minnelusa Fields, Wyoming.